Exhibit 99.1

Investor Day 2014

Chris Conley

Sr. Director Investor Relations

WELCOME & INTRODUCTIONS

* Whirlpool ownership of the Hotpoint brand in the EMEA and Asia regions is not affiliated with the Hotpoint brand sold in the Americas

Whirlpool Corporation Additional Information

This presentation contains forward-looking statements about Whirlpool Corporation and its consolidated subsidiaries (“Whirlpool”) that speak only as of this date. Whirlpool disclaims any obligation to update these statements. Forward-looking statements in this presentation may include, but are not limited to, statements regarding expected pro forma results, future period projections, earnings per share, cash flow, productivity and material and oil-related prices. Many risks, contingencies and uncertainties could cause actual results to differ materially from Whirlpool’s forward-looking statements. Among these factors are: (1) intense competition in the home appliance industry reflecting the impact of both new and established global competitors, including Asian and European manufacturers; (2) Whirlpool’s ability to continue its relationship with significant trade customers and the ability of these trade customers to maintain or increase market share; (3) acquisition and investment-related risk, including risks associated with our acquisitions of Hefei Sanyo and Indesit; (4) changes in economic conditions which affect demand for our products, including the strength of the building industry and the level of interest rates; (5) product liability and product recall costs; (6) inventory and other asset risk; (7) risks related to our international operations, including changes in foreign regulations, regulatory compliance and disruptions arising from natural disasters or terrorist attacks; (8) the uncertain global economy; (9) the ability of Whirlpool to achieve its business plans, productivity improvements, cost control, price increases, leveraging of its global operating platform, and acceleration of the rate of innovation; (10) Whirlpool’s ability to maintain its reputation and brand image; (11) fluctuations in the cost of key materials (including steel, plastic, resins, copper and aluminum) and components and the ability of Whirlpool to offset cost increases; (12) litigation, tax, and legal compliance risk and costs, especially costs which may be materially different from the amount we expect to incur or have accrued for; (13) the effects and costs of governmental investigations or related actions by third parties; (14) Whirlpool’s ability to obtain and protect intellectual property rights; (10) the ability of suppliers of critical parts, components and manufacturing equipment to deliver sufficient quantities to Whirlpool in a timely and cost-effective manner; (16) health care cost trends, regulatory changes and variations between results and estimates that could increase future funding obligations for pension and postretirement benefit plans; (17) information technology system failures and data security breaches; (18) the impact of labor relations; (19) our ability to attract, develop and retain executives and other qualified employees; (20) changes in the legal and regulatory environment including environmental and health and safety regulations; and (21) the ability of Whirlpool to manage foreign currency fluctuations.

Additional information concerning these and other factors can be found in Whirlpool’s filings with the Securities and Exchange Commission, including the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K.

This presentation includes references to 2014 through 2018 financial measures and assumptions that should be considered as forward-looking statements. Unless otherwise noted, references to 2014 should be considered forecasts. References to 2018 forecasts should be viewed as management goals, given the timeframes involved. All references to proforma include the impact of Hefei Sanyo and Indesit financial results.

Whirlpool North America revenues, share and balance of floor figures are reported inclusive of OEM sales to other manufacturers because OEM revenues are consolidated in Whirlpool’s total financial reports. Manufacturers who purchase OEM products from Whirlpool sell those products independently.

Use of Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures, which we refer to as “ongoing” or “ongoing business”(1) measures:

Ongoing business operating profit, ongoing business operating margin, ongoing business earnings (loss) before income taxes, ongoing business earnings per diluted share, ongoing business earnings before interest and taxes (ongoing business EBIT), ongoing business segment operating profit, ongoing business segment operating margin, organic ongoing business operating margin, and inorganic ongoing business operating margin

Other non-GAAP financial measures included in this presentation are free cash flow(2) and Return on Invested Capital (ROIC) (3).

Please refer to the appendix for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures.

(1) Ongoing business measures are non-GAAP measures. See appendix slides 91—99 (2) Free cash flow is a non-GAAP measure. See appendix slides 91 and 100 (3) Return on Invested Capital is a non-GAAP measure. See appendix slides 91 and 101

2014 Investor Day – Agenda

Welcome, Introductions & Overview C. Conley 10:00 a.m. CT Vision: The Best Branded Consumer Products Company J. Fettig 10:10 Regional Deep Dives 10:30

Asia M. Todman (20 min)

Europe, Middle East & Africa (EMEA) M. Bitzer (20 min) Latin America Region (LAR) M. Todman (15 min)

North America Region (NAR) M. Bitzer (15 min)

Financial Guidance (2015, 2018) L. Venturelli 11:40 Closing Remarks J. Fettig 12:00 p.m. Executive Q&A All 12:10 Lunch 12:45 Product Breakouts 1 – 3 (20 min each) Region Leads 1:45 – 2:45 Product Breakouts 4 – 6 (20 min each) Region Leads 3:00 – 4:00

2014 Investor Day – Management

Jeff Fettig Chairman and Chief Executive Officer Marc Bitzer Vice Chairman Michael Todman Vice Chairman Larry Venturelli EVP and Chief Financial Officer

2014 Investor Day – Management

Joseph Liotine EVP and President, North America

EVP and President, Europe, Middle East and Africa Esther Berrozpe

João Brega EVP and President, Latin America

Ian Lee VP, Asia North

Arvind Uppal President, Asia South

2014 Investor Day – Management

Dave Szczupak EVP, Global Product Organization Brett Dibkey VP, Integrated Business Units Dave Elliott GM & VP, KitchenAid Small Appliances

Jeff Fettig

Chairman and Chief Executive Officer

* Whirlpool ownership of the Hotpoint brand in the EMEA and Asia regions is not affiliated with the Hotpoint brand sold in the Americas

Vision: The Best Branded Consumer Products Company

2010 – 2014

Growth

Margin Expansion

Cash Generation

2015 – 2018

30% Larger Global Platform

Product and Brand Innovation

Best Cost Structure

2014: A Milestone Of Progress … Not The Destination

Ongoing Operating Margin(1)

Net Sales

Free Cash Flow(2)

ROIC(3)

7.3% $20B $650—700M 18% $18B

4.8% $500M

10%

2010 2014 2010 2014 2010 2014 2010 2014

WHIRLPOOL’S 2010 – 2014 TSR OF 153% IS NEARLY DOUBLE S&P 500

A Fundamentally Different Company

Doubled in Size

Balanced Geographic Mix A Branded Company Global Scale

2000 2014

(Actual) (pro forma)

Net Sales $10B $24B

N America Sales 60% 44% # of $2B+ regions 2 4

OEM revenue ~20% ~5% # of $1B+ brands 1 7

Plants 43 43

A Balanced And Leading Geographic Portfolio

#1 #1 #1

Western Company

#1

Leading Consumer Position In Key Countries

WHR Revenue

(2013 Proforma)

Market Share

WHR Revenue

(2013 Proforma)

Market Share

U.S. Brazil China UK Canada

$8.6B $3.0B $1.1B $0.9B

$0.9B

#2 #3 #4 #2 #3 #4 #1 #2 #3 WHR WHR WHR WHR #2 #3 #4 WHR #2 #3 #4

France Russia Italy Mexico India

$0.9B $0.8B $0.7B $0.5B $0.4B

#2 #3 #4 #2 #3 #4 #1 #3 #4 #1#2 #4 WHR #2 #3 #4 WHR WHR WHR WHR 14

Strong Brand Equity Targeting 90% Of Consumers

Premium

Mass

Value

* Whirlpool ownership of the Hotpoint brand in the EMEA and Asia regions is not affiliated with the Hotpoint brand sold in the Americas

Growing Adjacent Businesses

% Net Sales

(2014 Forecast)

Expand Beyond Grow the Core Extend the Core the Core

80%

Top 12 major appliances

13%

Directly related to the sale of the core Top 12 appliances

7%

New product categories that leverage our unique core competencies, brands, and infrastructure

Vision: The Best Branded Consumer Products Company

2010 – 2014

Growth

Margin Expansion

Cash Generation

2015 – 2018

30% Larger Global Platform

Product and Brand Innovation

Best Cost Structure

Strategic Architecture

Vision

The Best Branded Consumer Products… in Every Home Around the World

Mission

Create Demand and Earn Trust Every Day

Strategy

Product

Leadership

Brand

Leadership

Operating

Excellence

People

Excellence

Values

Respect Integrity Diversity & Inclusion Teamwork Spirit of Winning

Multiple Paths To Profitable Growth & Margin Expansion

Geographic Expansion

Product & Brand Innovation

Best Cost Structure

U.S. industry recovery

Indesit transforms European business

Hefei Sanyo growth platform

Emerging market growth

Accelerating global innovation

Cadence of new products

Margin expansion

Adjacent businesses growth

Ongoing cost productivity

Leverage right-sized fixed cost structure

Complexity reduction through global platforms

Growth And Margin Expansion In All Regions

North America Asia

$ B 13+ 12%+ $ B

11 10%

~8%+

2.5+ 2% 1

2014 Forecast 2018 2014 Forecast 2018 2014 Forecast 2018 2014 Forecast 2018

Net Sales Ongoing Op. Margin(1) Net Sales Ongoing Op. Margin(1)

Latin America Europe, Middle East and Africa

$ B $ B 10% 11%+

78%+ 7+ 6+

5 4

1%

2014 Forecast 2018 2014 Forecast 2018 2014 Forecast 2018 2014 Forecast 2018

Net Sales Ongoing Op. Margin(1) Net Sales Ongoing Op. Margin(1)

Target: Double Ongoing Earnings Per Share By 2018

2014 Forecast 2018 Goal

Net Sales $20B $26-28B

Ongoing Operating Margin(1)

7.3% 9.5-10.5%

(Including Acquisition Impacts)

Ongoing EBIT%(1) 6.8% 9-10% FCF as % of Net Sales(2) 3.25-3.5% 5-6% Ongoing EPS(1) $10.90-11.10 $22-24 2X

2015 Guidance: A Strong Step Toward 2018 Goals

2014 Forecast 2015 Guidance 2018 Goal

Net Sales $20B $24-25B $26-28B

Ongoing Operating Margin(1) 7.3% 7.8-8.2% 9.5-10.5%

(Including Acquisition Impacts)

Ongoing EBIT%(1) 6.8% 7.3-7.7% 9-10%

FCF as % of Net Sales(2) 3.25-3.5% 2.8-3.2% 5-6%

Ongoing EPS(1) $10.90-11.10 $14-15 $22-24

Levers To Profitable Growth By Region

NAR EMEA LAR Asia

Demand growth

Emerging market penetration

Game changing acquisitions Adjacent business growth Scale & cost productivity gains

Mike Todman

Vice Chairman

Asia Overview

Strong underlying market growth

Hefei Sanyo: Superior growth platform in world’s largest appliance country

Product innovation growth in India

Global cost advantage

2010 2014 2018

(Actual) (Forecast) (Goal)

Net Sales $0.9B $1.0B $2.5B+

Op. Margin

4% 2% ~8%+

(ongoing)(1)

Strong Underlying Demand Growth

Appliance Unit Demographics

(middle class growth rate) Appliance Penetration

Volumes

M 49.3 36% 22%

China

CAGR through 2020

26% 16%

13.2

India

CAGR through 2020

Hefei Sanyo: Growth Engine In A Crucial Region

Strong Profitable Growth With the Framework to Expand

Net Sales Operating Profit

$ M $862 $68

$35

$296

2009 2013 2009 2013

Strong manufacturing base

- 3 Factories in Hefei

- 14 production lines

- 8.5m units of capacity

- Opportunity for further expansion

Deep distribution network (10x WHR’s number of outlets in China)

Vertically integrated (e.g. motors)

Strong local brands

Proven management team

Whirlpool And Hefei Sanyo … A Growth Platform In China

Hefei Sanyo

Strong growth engine

Exceptional distribution capability

Market penetration

Installed manufacturing capacity

Whirlpool

Global technology leadership

Global management

Global scale

Broad product portfolio

#1 Western Company in Asia

Strong profitable growth

Deep market penetration

Complete brand portfolio

Strong product offerings

Low cost manufacturing footprint

Strong Sales And Distribution Capability

Number Tier 1-4 Tier 5-7 Rural Service of Outlets Penetration Penetration Penetration Centers

>30,000 100% 100%

~75%

~70% ~5,500

~25%

~3,000

~0 ~500

Hefei Sanyo Financial Impact: China Business

2014 Proforma EBIT Margin	**~3%**
+ Hefei Historically performed with 7-8% EBIT	
+ Opportunity to grow revenues additional 50%	
+ Leveraging existing capacity to facilitate growth	
+ Synergies of ~$35M	
- Incremental Brand / Product Investments	
- Impact of PPA Adjustments	
2018 EBIT Goals	**~8%**

FUNDAMENTALLY TRANSFORMS VALUE CREATION OPPORTUNITY IN CHINA

Whirlpool CORPORATION

30

Globally Advantaged Cost Structure

(Monthly minimum wage index)

1.0

0.9

Beijing

0.8 ChangXing

1.2

Hefei

Shanghai

COST ADVANTAGE FOR LOCAL MANUFACTURING … AND GLOBAL EXPORT

India: Growth With Value Creating Potential

ESTABLISHED MARKETPLACE POSITION

VALUE CREATING PRODUCT INNOVATION

MARKET GROWTH THROUGH PENETRATION

India: Profitable Growth and Leading Position by 2018

Net Sales Target Operating Margin Target

$ B

$0.8+

8-10%

$0.5

6%

2013 2018 2013 2018

Strong Product Leadership in China and India

India

China

A New Era of Growth: Asia

Hefei Sanyo Growth Platform

Strong Underlying

Demand Growth

Product Innovation in India

Global Cost Advantage

10x distribution points with substantial growth in Tier 3+ cities

Middle class growth

Increased appliance penetration levels

Innovation in all categories drives revenue and profit growth

New footprint enables global export

Growth And Margin Expansion: Asia

North America

$ B 13+ 12%+ 2%

11 10%

2014 2018 2014 2018

Net Sales Ongoing Op. Margin(1)

Latin America

$ B 10% 11%+ 6+

5

2014 2018 2014 2018

Net Sales Ongoing Op. Margin(1)

Asia

$ B

8%+

2.5+ 2% 1

2014 Forecast 2018 2014 Forecast 2018

Net Sales Ongoing Op. Margin(1)

Europe, Middle East and Africa

$ B

7-8%+ 7 +

4

1%

2014 2018 2014 2018

Net Sales Ongoing Op. Margin(1)

Marc Bitzer

Vice Chairman

Europe, Middle East and Africa (EMEA) Overview

Doubling scale in Europe through Indesit acquisition with winning country, product and brand portfolio $350M in synergies primarily in procurement and product / operating platform

Product innovation growth in core and adjacent businesses

Geographic expansion in EMEA

2010 2014 2018

(Actual) (Forecast) (Goal)

Net Sales $3.2B $3.7B $7.0B+

Op. Margin

3% 1% 7-8%+

(ongoing) (1)

Indesit: A Strong Track Record Of Performance

Throughout Europe

Solid Financial Performance

2009 – 2013 Average

Net Sales $3.7B EBIT $120M EBIT % 3.2% FCF % Net Sales 2.5%

#1 in Russia, Italy and the U.K.

8 Factories throughout Europe

Strong, low-cost country footprint

Product strength in Front Load Washer, Washer-dryers, Free Standing Ranges, and Combi Refrigerators

Doubling Scale in Europe

Business position in Europe

(By Unit Volume, 2013 Pro Forma)

Before Indesit Acquisition

After Indesit Acquisition

… With Winning Country Portfolio

Position in Top 7 Countries

Whirlpool’s

Country by Size

Position

Russia

Germany

United Kingdom

France

Italy

Spain

Poland

… With Strong, Complementary Product Portfolio

Washing Frontload Cooking Ranges

Washer/Dryers Refrigeration Combi

Cooking Built-In MWO

Washing Top-load SDA

… With Winning Brand Portfolio

Super - Premium

Mass / Premium

Value

$350M in Synergies Primarily in Procurement and

Product/ Operating Platform

Indesit Acquisition Costs and Benefits

Acquisition Costs

Cumulative Acquisition Benefits

$ M

$15 $0

2014

$350 $100 $250 $200

$130

$110 $80

$120

2015 2016 2017

SG&A / Engineering Synergies

Product and Operational Platform

Procurement Synergies

EMEA Margins: A Path To 8% And Beyond



EMEA Pro Forma Margins
1.9%
IND
WHR
~1.7%
~1.8%
~1.5%
~0.8%
7 - 8%+
2014 Pro Forma Op Margin
Procurement Synergies
Product/ Operational Platform Synergies
SG&A / Engineering Synergies
Growth (Adjacent Business and Geographic)
2018 Op Margin Goal

Whirlpool CORPORATION

45

Innovative Growth Across Businesses Units

Core

Adjacent Businesses

Small Appliances

Essentials

Services

Geographic Expansion Into Middle East And Africa

WHR EMEA Revenue by Segment

(2013 Revenues not Including Indesit)

Growth Opportunity

Africa Middle East E Europe 4.0%

2.5%

10.0%

83.5% W Europe

~80%

T6 Appliance Penetration

<50%

<20%

Expected

W. Europe Africa Middle East Growth Rate

~1-3% 5-10% 4-6% 2014-2018

Transformative Earnings Potential: EMEA

Doubling Scale in Europe

Through Indesit

Impactful Margin Lift of Synergies

Product Innovation

Geographic Expansion

#1 market share position by units

#1 in 5 of top 7 countries in 2013

$350M of synergies

7-8% operating margins by 2018

Innovation in all categories drives revenue and profit growth

New footprint enables growth in MEA

Growth And Margin Expansion: EMEA

North America Asia

$ B 13+ 12%+ + $ B

11 10%

~8%+

2.5+ 2% 1

2014 2018 2014 2018 2014 2018 2014 2018

Net Sales Ongoing Op. Margin(1) Net Sales Ongoing Op. Mar Margin (1)

Latin America

$ B

10% 11%+ + 6+

5

2014 2018 2014 2018

Net Sales Ongoing Op. Margin (1)

Europe, Middle East and Africa

$ B

7-8%+ 7+

4

1%

2014 Forecast 2018 2014 Forecast 2018

Net Sales Ongoing Op. Margin(1)

Mike Todman

Vice Chairman

Latin America Overview

Underlying demand growth through appliance penetration

Growth through product innovation in core and adjacent businesses

Expansion beyond Brazil

Accelerated leadership in compressors

2010 2014 2018

(Actual) (Forecast) (Goal)

Net Sales $4.4B $4.9B $6.0B+

Op. Margin

9% 10% 11%+

(ongoing)(1)

Outperforming the External Environment

Business Environment Volatility

LAR Operating Performance

Index (100 = 1/1/05)

Raw Material Costs

Currency

Devaluation

Trendline

Labor Inflation Trendline

Jan/11 Nov/14

Units (mils) Ongoing Op Margin(1)

12.9 10%

11.7 9%

2010 2014 2010 2014

Large Appliance Penetration Growth Potential

Appliance Household Penetration



100%
98%
58%
LAR Int'l*
88%
53%
55%
LAR Int'l *
65%
1%
1%
LAR Int'l *

Each percent increase in one category equals ~$150M in Net Sales for Whirlpool**

Whirlpool CORPORATION

*LAR Int'l Includes: Central America and South America excluding Brazil

** Net Sales Opportunity calculated based on 1% of Households in Latin America purchasing an additional home appliance and adjusting for Whirlpool's share position

53

Leveraging Innovation to Drive Growth

Core

Dishwashers Beer Coolers Air Treatment

Adjacent Water Complete Other Businesses Capsules Beverage* CO2

Accessories

+ Filter Services

*Capsule dispensing in partnership with Bevyz

Opportunity to Expand Beyond Brazil

LAR International Net Sales Growth Market Share

$1.0 B+

$0.5 B

2014 2018

>40% 15%

Joint Venture to Grow in Colombia

Haceb Overview

Net Sales (USD millions) EBIT % 345

316 275

9.5% 9.7% 9.4%

2011 2012 2013

Haceb is #1 in Colombia

Experienced and capable management team in family owned business

Opportunity Details

50% ownership in manufacturing Joint Venture

Washers: Manufacturing Joint Venture

Refrigeration: Manufacturing agreement

Joint product development and manufacturing

Continued Growth & Margin Expansion: LAR

Underlying Demand Growth

Product Innovation

Expansion Beyond Brazil

Accelerated Leadership in

Compressors

Sizeable growth opportunity through appliance penetration

Innovation in all categories drives revenue and margin growth

Product and brand leadership enables expansion to other Latin American countries

Strong technology leadership drives global market leadership

Growth And Margin Expansion: Latin America

North America Asia

$ B 13+ 12%+ $ B

11 10% 10%

~8%+ 8%

2.5+ 2% 1

2014 2018 2014 2018 2014 2018 2014 2018

Net Sales Ongoing Op. Margin(1) Net Sales Ongoing Op. Margin (1)

Latin America

$ B

10% 11%+

6+

5

2014 Forecast 2018 2014 Forecast 2018

Net Sales Ongoing Op. Margin(1)

Europe, Middle East and Africa

$ B

7-8%+ 7+

4

1%

2014 2018 2014 2018

Net Sales Ongoing Op. Margin (1)

Marc Bitzer

Vice Chairman

North America Overview

Multi-year demand growth in the U.S.

Restructured cost base with ample capacity for growth

Balanced distribution

Growth through product innovation

2010 2014 2018

(Actual) (Forecast) (Goal)

Net Sales $9.8B $10.7B $13.0B+

Op. Margin

5% 10% 12%+

(ongoing)(1)

Multi-year Demand Growth in the U.S.

U.S. T7 Industry Units (in thousands)

50,000 ~ +3%

~ +4%

~ +4%

45,000

~ +5%

~ +5%

40,000 +9% 35,000 0

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Restructured Cost Base Enables Margin Expansion

Margin Expansion from U.S. Demand Growth

110

100 U.S. Demand (T-6)

90

80

Whirlpool’s U.S.

Breakeven volume

70

60

2008 2009 2010 2011 2012 2013 2014

Leading Brands Available Where Consumers Shop

Sales Channel Whirlpool Balance of Floor (WHR share in sales channel)

2005 Estimate 2014 Estimate 40%

37%

52%

0%

Key Accounts 38%

Independent

Retailers 37%

Growth Through Product Innovation

Core

Unprecedented number of innovative product launches

Adjacent Businesses

Multiple Levers for Profitable Growth in North America

Multi-year Demand

Growth

Restructured Cost Base

Balanced Distribution

Cadence of New Product Introductions

+34% industry growth from 2012 to 2018

30% lower break-even point vs. pre-recession

Well represented everywhere consumers shop

28 major product launches in 2014

Growth And Margin Expansion: North America

North America

$ B 13+ 12%+

11 10%

2014 Forecast 2018 2014 Forecast 2018

Net Sales Ongoing Op. Margin(1)

Asia

$ B

~8%+

2.5+ 2% 1

2014 2018 2014 2018

Net Sales Ongoing Op. Margin(1)

Latin America Europe, Middle East and Africa

$ B $ B $6B+ 10% 11%+

7 8%+ 7+ 6+

5 4

1%

2014 2018 2014 2018 2014 2018 2014 2018

Net Sales Ongoing Margin (1) Net Sales Ongoing Op. Margin (1)

Recap:

Multiple Paths To Profitable Growth & Margin Expansion

Geographic Expansion

Product & Brand Innovation

Best Cost Structure

U.S. industry recovery

Indesit transforms European business

Hefei Sanyo growth platform

Emerging market growth

Accelerating global innovation

Cadence of new products

Margin expansion

Adjacent businesses growth

Ongoing cost productivity

Leverage right-sized fixed cost structure

Complexity reduction through global platforms

Larry Venturelli

Executive Vice President and Chief Financial Officer

FINANCIAL GUIDANCE

* Whirlpool ownership of the Hotpoint brand in the EMEA and Asia regions is not affiliated with the Hotpoint brand sold in the Americas

Catalysts for Value Creation

Multiple Path to Growth

Differentiated Market Position

Brand Name Portfolio

Best Cost Structure

Earnings Diversification

Focus on Returning Capital

Acquisitions

Geographic expansion & U.S. demand recovery

Innovative product launches

#1 globally & 3 of 4 regions; #1 western company in China

#1 5 of 7 top European countries & in US, Canada & Brazil

Ability to target 90% of consumers

7 $1B+ brands with global positioning

Substantial acquisition synergies in Europe & Asia

Ongoing cost productivity & cost / capacity reductions

More balanced: > 50% revenues outside US

Acquisitions transform position in Europe & Asia

Extend & expand business

History of dividend growth & share repurchase

Target leverage ratios enable pursuit of value creation

Target: Double Ongoing Earnings Per Share By 2018

2014 Forecast 2018 Goal

Net Sales $20B $26-28B

Ongoing Operating Margin(1)

7.3% 9.5-10.5%

(Including Acquisition Impacts)

Ongoing EBIT%(1) 6.8% 9-10% FCF as % of Net Sales(2) 3.25-3.5% 5-6% Ongoing EPS(1) $10.90 11.10 $22 24

2X

70

Doubling Ongoing EPS By 2018: Multiple Growth Levers

Ongoing Earnings Per Diluted Share (1)

$3-4 $22-24

~$4

Ongoing Cost Productivity

$4-5 • Cost & Capacity Reduction

Emerging Market Growth

$10.90-11.10 • Demand Recovery

Adjacent Business Growth

Indesit Synergies

Hefei Growth

2014 Forecast Acquisitions Growth Cost Productivity 2018 Goal

Doubling Free Cash Flow Generation

Free Cash Flow(2)

$1.5—$1.7B $(0.5)—$(0.6)B

$(0.3)—$(0.4)B

$1.3B—$1.6B

$0.7B

2014 FCF Forecast EBITDA Working Capital Capital Expenditures 2018 FCF Goal

Capital Allocation

Allocation Considerations

Fund the Business

Targeted Capital Structure

Dividends

Share Repurchase

M&A

Outcome

Capital Investment: 3.5% of Sales

1.0 – 1.5x Debt / EBITDA target

25 – 30% Trailing 12 month earnings (guideline)

$375M repurchased since Q2 2013

$475M authorization remaining

Strategic Fit

Strong Value Creation

Confidence to Execute

2014 Financial Guidance: Ongoing EPS

Diluted EPS

GAAP Ongoing(1) Previous Outlook $9.40–$9.90 $11.50–$12.00 Incremental Acquisition Related Expense $(0.87) Currency and New Product Transition Expense $(0.68) $(0.68) Current Outlook $8.00-$8.20 $10.90-$11.10

Free Cash Flow(2) $650-$700 million

2015 Guidance: A Strong Step Toward 2018 Goals

2014 Forecast 2015 Guidance 2018 Goal

Net Sales $20B $24 25B $26-28B

Ongoing Operating Margin(1) 7.3% 7.8-8.2% 9.5-10.5%

(Including Acquisition Impacts)

Ongoing EBIT%(1) 6.8% 7.3 7.7% 9-10%

FCF as % of Net Sales(2) 3.25-3.5% 2.8 3.2% 5-6%

Ongoing EPS(1) $10.90-11.10 $14 15 $22-24

2015 Full Year Industry Demand Assumptions

Region Outlook

+4% to +6% Flat Flat +2% to +5%

2015 Financial Outlook: Key Guidance

GAAP Diluted EPS $10.75—$11.75 Ongoing Business EPS(1) $14.00—$15.00 Free Cash Flow(2) $700—$800 million

ACQUISITIONS EXPECTED TO DELIVER BETWEEN $1.25 AND $1.50 ONGOING

EPS IMPACT IN 2015

2015 GAAP to Ongoing EPS Reconciliation

	Earnings Per Share
GAAP Diluted EPS	$10.75–$11.75
Restructuring Expenses (Primarily Acquisition Related)	~2.85
Acquisition Purchase Price Accounting Adjustment - Inventory	~0.07
Investment Expense	~0.24
Pension Settlement Charge	~0.11
Ongoing Business Diluted EPS[1]	$14.00–$15.00

2015 full year GAAP and ongoing business tax rate assumptions remain 24 percent.

Whirlpool CORPORATION

78

2015 Financial Outlook: Ongoing EBIT Margin Walk

Full Year

2014 Forecast 6.8% Price / Mix ~  1/2

Cost and Capacity Reductions ~  1/2

Ongoing Cost Productivity

~  1/2 - 1 and Material Costs Marketing, Technology and ~( 1/4) - ( 1/2) Product Investments

Currency Impact ~( 1/2) - (1)

2015 Forecast 7.3 – 7.7%

Risk Mitigation Plan

Acquisition Integration

Currency & Material Costs

Competitive environment

Success with Maytag and Restructuring Plans

Proven management teams with dedicated integration support

Drive ongoing cost productivity programs

Growth beyond core appliances

Cost based price increases

Leverage global scale

Create consumer-relevant innovation

Participate in trade activities where we create value for consumers, shareholders and brands

Jeff Fettig

Chairman and Chief Executive Officer

* Whirlpool ownership of the Hotpoint brand in the EMEA and Asia regions is not affiliated with the Hotpoint brand sold in the Americas

Target: Double Ongoing Earnings Per Share By 2018

2014 Forecast 2018 Goal

Net Sales $20B $26-28B

Operating Margin(1) 7.3% 9.5-10.5% Ongoing EBIT%(1) 6.8% 9-10% FCF as % of Net Sales(2) ~3.5% 5-6% Ongoing EPS(1) $10.90 11.10 $22 24

2X

82

Achieving the Vision

The Best Global Branded

Consumer Products

Company

153% TSR 2010 to 2014

Doubling ongoing EPS and FCF by 2018

World class employee engagement

#1 in 3 of 4 regions … the world’s largest

#1 western company in Asia

#1 in 13 large appliance countries

Brands targeting >90% of consumers

#1 global appliance brand

Adjacent businesses build on brand strength

Leader in core appliance categories

Substantial position in adjacent businesses

Value Proposition:

Multiple Paths To Profitable Growth & Margin Expansion

Geographic Expansion

Product & Brand Innovation

Best Cost Structure

Multiple Expansion

QUESTION ANSWER

Chris Conley

Sr. Director Investor Relations

LOGISTICS & PRODUCT BREAKOUT ROOMS

* Whirlpool ownership of the Hotpoint brand in the EMEA and Asia regions is not affiliated with the Hotpoint brand sold in the Americas

2014 Investor Day – Agenda

Lunch 12:45 p.m. Product Breakouts 1 – 3 (20 min each) Region Leads 1:45 – 2:45 Product Breakouts 4 – 6 (20 min each) Region Leads 3:00 – 4:00

Product Breakout Location at WoW Region Leads Name Tag Code

1. Asia North 8th Floor Line Review North Ian Lee

1

1. Asia South 8th Floor Line Review North Arvind Uppal

2. Europe, Middle East & Africa (EMEA) 8th Floor Line Review South Esther Berrozpe 2

3. Extend / Expand Businesses 8th Floor Swash / Gladiator Brett Dibkey rooms

3

3. KitchenAid Portables 8th Floor Kitchens 5 & 6 Dave Elliott João Brega,

4. Latin America Region (LAR) 7th Floor Line Review East 4 Enrico Zito

5. North America Region (NAR) 7th Floor Line Review Middle Joe Liotine

5

6. Future Products 7th Floor West Dave Szczupak

87

2014 Investor Day – Logistics

You may leave your binder at your table

Non-Disclosure Agreements need to be signed and turned in as you leave this general session

Electronic devices will be collected prior to viewing our Future Products area

Lunch will be served on both sides of the building:

Name tags with 1 and 2 please exit through the east doors

Name tags with 3, 4 and 5, please exit through the west doors

Meet by 8th floor elevators at 1:45pm

After the Product Breakouts, coats and luggage will be available for pick up in the main lobby on the 8th floor

Thank You

Appendix

Reconciliation of GAAP to non-GAAP Financial Measures

We supplement the reporting of our financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial measures, some of which we refer to as “ongoing” or “ongoing business” measures, including ongoing business operating profit, ongoing business operating margin, ongoing business earnings (loss) before income taxes, ongoing EBIT, ongoing EBIT %, ongoing business earnings per diluted share, ongoing business segment operating profit, ongoing business segment operating margin, sales excluding foreign currency and BEFIEX, free cash flow and return on invested capital (ROIC). Ongoing business measures exclude items that may not be indicative of, or are unrelated to, results from our ongoing business operations and provide a better baseline for analyzing trends in our underlying businesses. Sales excluding foreign currency and BEFIEX is calculated by translating the current period net sales excluding BEFIEX, in functional currency, to U.S. dollars using the prior-year period’s exchange rate compared to the prior-year period net sales excluding BEFIEX. Management believes that sales excluding foreign currency and BEFIEX provides stockholders with a clearer basis to assess our results over time. Management believes that free cash flow provides investors and stockholders with a relevant measure of liquidity and a useful basis for assessing the company’s ability to fund its activities and obligations. We believe that these non-GAAP measures provide meaningful information to assist investors and stockholders in understanding our financial results and assessing our prospects for future performance. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These ongoing business financial measures should not be considered in isolation or as a substitute for reported operating profit, earnings (loss) before income taxes, net earnings per diluted share available to Whirlpool, reported operating profit by segment, net sales, and cash provided by (used in) operating activities, the most directly comparable GAAP financial measures. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the following reconciliations to corresponding GAAP financial measures, provide a more complete understanding of our business. We strongly encourage investors and stockholders to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

91

2010 Full Year Ongoing Business Measures

The reconciliation provided below reconciles the non-GAAP financial measures ongoing business operating profit, ongoing business earnings before income taxes and ongoing business earnings per diluted share, with the most directly comparable GAAP financial measures, operating profit, earnings before income taxes and net earnings per diluted share available to Whirlpool, for the twelve months ended December 31, 2010. Ongoing business operating margin is calculated by dividing ongoing business operating profit by net sales.

Twelve Months Ended December 31, 2010

Earnings Before Earnings per Operating Profit Income Taxes Diluted Share Reported GAAP Measure $ 1,008 $ 586 $ 7.87 Gain on sale of brand(a) (10) (10) (0.08) Supplier-related quality issue accrual(b) 75 75 0.61 OPEB curtailment gain(c) (62) (62) (0.50) Brazilian collection dispute accrual(d) — 53 0.45 Compressor plea agreements(e) — 93 1.20 Ongoing Business Measure $ 1,011 $ 735 $ 9.65

2014 Full Year Outlook Ongoing Business Measures

The reconciliation provided below reconciles the non-GAAP financial measures ongoing business operating profit, ongoing business earnings before income taxes and ongoing business earnings per diluted share, with the most directly comparable GAAP financial measures, operating profit, earnings before income taxes and net earnings per diluted share available to Whirlpool, for the projected full-year 2014 forecast. Ongoing business operating margin is calculated by dividing ongoing business operating profit by net sales.

2014 Full-Year Outlook

Earnings Before Earnings per Diluted Operating Profit Income Taxes Share Reported GAAP Measure $ 1,180 – 1,200 $ 880 – 900 $ 8.00 – 8.20 Brazilian (BEFIEX) Tax Credits (f) (14) (14) (0.18) Acquisition Related Expense (g) 88 103 0.98 Restructuring Expense (h) 130 130 1.24 Investment Expense (i) 54 88 0.84 Acquisition Purchase Price Accounting Adjustment - Inventory(l) 10 10 0.08 Antitrust Resolutions (j) — 3 0.02 Normalized Tax Rate Adjustment (k) — — (0.03) Ongoing Business Measure $ 1,448 – 1,468 $ 1,200 – 1,220 $ 10.90 – 11.10

2015 Full Year Outlook Ongoing Business Measures

The reconciliation provided below reconciles the non-GAAP financial measures ongoing business operating profit, ongoing business earnings before income taxes and ongoing business earnings per diluted share, with the most directly comparable GAAP financial measures, operating profit, earnings before income taxes and net earnings per diluted share available to Whirlpool, for the projected full-year 2015 forecast. Ongoing business operating margin is calculated by dividing ongoing business operating profit by net sales.

2014 Full-Year Outlook

Earnings Before Income Earnings per Diluted Operating Profit Taxes Share Reported GAAP Measure $ 1,533 – 1,708 $ 1,408 – 1,583 $ 10.75 – 11.75 Restructuring Expense(h) 300 300 2.85 Acquisition Purchase Price Accounting Adjustment—Inventory(l) 5 5 0.04 Acquisition Related Expense (g) 25 25 0.24 Pension Settlement Charge (m) 12 12 0.11 Normalized Tax Rate Adjustment(k) — — 0.00 Ongoing Business Measure $ 1,875 – 2,050 $ 1,750 – 1,925 $ 14.00 – 15.00

2018 Full Year Outlook Ongoing Business Measures

The reconciliation provided below reconciles the non-GAAP financial measures ongoing business operating profit, ongoing business earnings before income taxes and ongoing business earnings per diluted share, with the most directly comparable GAAP financial measures, operating profit, earnings before income taxes and net earnings per diluted share available to Whirlpool, for the projected full-year 2018 forecast. Ongoing business operating margin is calculated by dividing ongoing business operating profit by net sales.

2018 Full-Year Outlook

Earnings Before Earnings per Operating Profit Income Taxes Diluted Share Reported GAAP Measure $ 2,450 – 2,950 $ 2,300 – 2,750 $ 21.50 -23.50 Restructuring Expense(h) 50 50 0.50 Ongoing Business Measure $ 2,500 – 3,000 $ 2,350 – 2,800 $ 22.00 – 24.00

2014 Full Year Outlook Ongoing Business Segment Operating

Profit

The reconciliation provided below reconciles the non-GAAP financial measure ongoing business segment operating profit with the most directly comparable GAAP financial measure, segment operating profit (loss), for the projected full-year 2014. Ongoing business segment operating margin is calculated by dividing ongoing business segment operating profit (loss) by segment net sales.

2014 Full-Year Outlook

Segment Operating Profit

Tax Credits (f) Acquisition Related Cost (q)

Restructuring Expense (h)

Investment Expense (i)

Ongoing Business Segment Operating Profit

North America

Latin America EMEA Asia Other/ Elimination Total Whirlpool Corporation

$ 1,087 $ - $ - $ - $ - $ 1,087

483 (14) - - - 468

(16) - 59 - - 43

(21) - 39 - (3) 14

(346) - - 130 57 (159)

$1,187 $ (14) $ 98 $ 130 $ 54 $ 1,455

Footnotes

a) During the fourth quarter of 2010, we had a gain of $10 million or $0.08 per share net of tax, related to the sale of a brand. The diluted earnings per share impact is calculated based on an associated income tax impact of approximately $4 million. b) During the second quarter of 2010, we announced, in a joint press release with the United States Consumer Product Safety Commission, a voluntary recall of 1.8 million dishwashers sold in the United States and Canada between 2006 and 2010. We accrued $75 million as the estimated cost of this recall, all of which was recorded as a charge to cost of products sold during the first quarter of 2010. The diluted earnings per share impact is calculated based on an income tax impact of approximately $28 million. c) During the first and second quarters of 2010, we recognized curtailment gains of $29 million and $33 million, respectively, related to a retiree healthcare plan. The diluted earnings per share impact is calculated based on an income tax impact of approximately $23 million in total. d) During the second quarter of 2010, we recognized an expense of $53 million related to a previously disclosed legal action pertaining to a Brazilian collection dispute. The diluted earnings per share impact is calculated based on an income tax impact of approximately $18 million. As of December 31, 2010 the total accrual for this matter was $156 million. The amount of the final liability in any outcome of this matter may be materially different from the amount we have accrued based on the application of judicial adjustments that are the subject of our pending appeal and a wide range of other factors.

Footnotes

e) During the third quarter of 2010, we recorded an accrual of $93 million related to antitrust plea agreements entered into by a compressor subsidiary with the U.S. government and with the Canadian government. The diluted earnings per share impact is calculated based on an associated income tax impact of $0 due to the non-deductibility of the expense for income tax purposes. As of December 31, 2010, we had incurred, in the aggregate, charges of approximately $204 million related to this matter, consisting solely of the amounts relating to the resolved Brazilian, United States, and Canadian government actions, defense costs and other expenses, of which $142 million remained accrued as of December 31, 2010. f) During the first quarter of 2014, we monetized Brazilian (BEFIEX) tax credits of $14 million. The earnings per diluted share impact is calculated based on an income tax impact of $0 million. g) For the full years 2014 and 2015, the company expects to recognize acquisition related transition costs of $103M and $25M, respectively, associated with the acquisitions of Hefei Rongshida Sanyo, Ltd. and Indesit Company S.p.A. The earnings per diluted share impact is calculated based on income tax impacts of $25M and $6M. h) For the full years 2014, 2015 and 2018, the company expects to recognize restructuring expenses of $130M, $300M and $50M, respectively. The earnings per diluted share impact is calculated based on income tax impacts of $31M, $72M and $12M. i) For the full year 2014, the company expects to recognize investment expenses of $88M related to the acquisitions of Hefei Rongshida Sayno, Ltd. and Indesit Company S.p.A. The earnings per diluted share impact is calculated based on an income tax impact of $21M.

Footnotes

j) During the full year 2014, we recognized expenses of approximately $3 million related to antitrust resolutions. The earnings per diluted share impact is calculated based on an income tax impact of $0 million. k) During the full years 2014 and 2015 we expect to make adjustments to ongoing business diluted EPS to reconcile specific items reported to a full-year effective tax rate of 24%. l) For the full years 2014 and 2015, the company expects to recognize an inventory purchase price adjustment of $10M and $5M, respectively, associated with its acquisitions or Hefei Rongshida Sanyo, Ltd. and Indesit Company, S.p.A. The earnings per diluted share impact is calculated based on an income tax impacts of $2M and $1M. m) For the full year 2015, the company expects to incur pension settlement charges of $12M associated with the transfer of a pension plan. The earnings per diluted share impact is calculated based on an income tax impact of

$3M.

Free Cash Flow

As defined by the company, free cash flow is cash provided by (used in) operating activities after capital expenditures and proceeds from the sale of assets and businesses. The reconciliation provided below reconciles twelve month actual 2010 and projected full-year free cash flow for 2014, 2015 and 2018 with cash provided by (used in) operating activities, the most directly comparable GAAP financial measure.

Twelve Months Full Year Outlook Ended

(millions of dollars) December 31, 2010 2014 2015 2018

Cash Provided by (Used In) Operating $1,078 $1,325 - $1,425 $1,500 - $1,650 $2,275 - $2,625 Activities

Capital Expenditures and Proceeds from (576) (675) - (725) (800) - (850) (975) - (1,02 Sale of Assets/Businesses 5) $1,30 $1,6 Free Cash Flow $502 $650 - $700 $700 - $800

0 - 00

Return on Invested Capital

As defined by the company, return on invested capital is operating profit minus taxes divided by Invested Capital (Total Assets – Non-Interest Bearing Current Liabilities) minus Intangibles. The reconciliation provided below reconciles Return on Invested Capital (ROIC) for 2010 and projected full-year 2014 with operating profit and total assets, the most directly comparable GAAP financial measure.

(millions of dollars) Year Ended 12/31/2010 Full Year Outlook 2014

Operating Profit 0.9 1.5

Taxes (0.2) (0.4)

Operating Profit After Taxes 0.7 1.1

Total Assets 15.6 16.1

Non-Interest Bearing Current Liabilities (5.8) (6.2)

Intangibles (3.5) (3.4)

Invested Capital 6.2 6.5

ROIC 10% 18%

Index of Supporting Data

Slide # Slide Title Source

13 A Balanced And Leading Geographic Portfolio GFK, AHAM, Traqline, Internal Research

14 Leading Consumer Position In Key Countries GFK, AHAM, Traqline, Internal Research

26 Strong Underlying Demand Growth Ernst & Young Study, 2012 Euromonitor, GFK, AHAM, Traqline, Internal Research

27 Hefei Sanyo: Growth Engine In A Crucial Region Bloomberg; results as reported under Chinese GAAP

29 Strong Sales And Distribution Capability 2012 Euromonitor

31 Globally Advantaged Cost Structure SGS Group Study

39 Indesit: A Strong Track Record Of Performance Bloomberg Throughout Europe

40 Doubling Scale in Europe GFK, MDA-9, EU-25

41 With Winning Country Portfolio GFK, 2012 Euromonitor, Internal research

47 Geographic Expansion Into Middle East And Africa GFK, Internal Research

52 Outperforming the External Environment Bloomberg, Internal Research

53 Large Appliance Penetration Growth Potential Wikipedia, GFK, 2012 Euromonitor and Internal Research

Index of Supporting Data, cont

Slide # Slide Title Source

56 Joint Venture to Grow in Colombia Superintendencia de Sociedades

61 Multi-year Demand Growth in the U.S. AHAM, Internal Research

63 Leading Brands Available Where Consumers Shop Traqline, Internal Research